SUPPLEMENT NO. 2,
                             DATED OCTOBER 1, 2002
                      TO TIAA-CREF MUTUAL FUNDS PROSPECTUS
                               DATED APRIL 1, 2002




1.       Revisions to The Dual Investment Management Strategy(SM)

       The following text amends and supercedes discussions in the Fund's Prospectus relating to TIAA-CREF's Dual Investment Management Strategy(SM) and certain corresponding fund portfolio descriptions.

          o THE TEXT FOUND UNDER "SUMMARY INFORMATION, THE DUAL INVESTMENT MANAGEMENT STRATEGY", PAGE 3, IS REPLACED WITH THE FOLLOWING
              TEXT:

              Three of the equity funds, the Growth Equity, Growth & Income, and International Equity Funds, use TIAA-CREF's Dual Investment Management Strategy(SM), a strategy that combines active management and quantitative methods in seeking to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.

          o THE SECOND SENTENCE UNDER "SUMMARY INFORMATION, INTERNATIONAL EQUITY FUND, PRINCIPAL INVESTMENT STRATEGIES", PAGE 4, IS REPLACED WITH THE FOLLOWING SENTENCE:

              The active managers select individuals stocks, and let the fund's country and regional asset allocation evolve from its stock selection.

          o THE THIRD SENTENCE UNDER "SUMMARY INFORMATION, GROWTH EQUITY FUND, PRINCIPAL INVESTMENT STRATEGIES", PAGE 5, IS REPLACED WITH THE FOLLOWING SENTENCE:

              The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects.

          o THE SECOND SENTENCE UNDER "SUMMARY INFORMATION, GROWTH & INCOME FUND, PRINCIPAL INVESTMENT STRATEGIES", PAGE 5, IS REPLACED WITH THE FOLLOWING SENTENCE:

              The fund looks primarily for stocks of larger, well-established, mature growth companies which we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income.

          o THE TEXT FOUND UNDER "MORE INFORMATION ABOUT THE FUNDS, THE DUAL INVESTMENT MANAGEMENT STRATEGY", PAGE 23, IS REPLACED WITH THE FOLLOWING TEXT:

              The Dual Investment Management Strategy(SM) seeks to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.

              Each fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each fund's benchmark.

              The Dual Investment Management Strategy(SM) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

               o Certain team members focus on active stock selection within the fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

[TIAA-CREF LOGO]

               o Other team members use quantitative analysis to build an overall portfolio based on the fund's benchmark. This quantitative analysis involves the use of mathematical models and computer programs designed to narrow the difference between the fund portfolio's overall financial and risk characteristics and those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or under-weighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring models.

         Using the Dual Investment Management Strategy(SM), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the Funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

         The International Equity Fund, Growth Equity Fund and Growth & Income Fund use TIAA-CREF's Dual Investment Management Strategy(SM).

          The benchmarks for each fund currently are as follows:

          Growth & Income           S&P 500 Index

          International Equity      Morgan Stanley Capital International
                                    EAFE (Europe, Australasia, Far
                                    East) Index

          Growth Equity             Russell 1000 Growth Index

         Using these indexes is not a fundamental policy of the TIAA-CREF Mutual Funds, so we can substitute other indexes without shareholder approval. We'll notify you before we make such a change.


     o THE FIRST SENTENCE OF THE SECOND PARAGRAPH UNDER "MORE INFORMATION ABOUT THE FUNDS, THE INTERNATIONAL EQUITY FUND", PAGE 24, IS REPLACED WITH THE FOLLOWING SENTENCE:

         The active managers select individual stocks and let the fund's country and regional asset allocation evolve from that stock selection.

     o THE SEVENTH SENTENCE UNDER "MORE INFORMATION ABOUT THE FUNDS, INTERNATIONAL EQUITY FUND, SPECIAL INVESTMENT RISKS", PAGE 24, IS REPLACED WITH THE FOLLOWING SENTENCE:

         The fund's exposure to emerging markets is currently limited to those investments that may be selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the Morgan Stanley EAFE Index.

     o THE SECOND SENTENCE OF THE SECOND PARAGRAPH UNDER "MORE INFORMATION ABOUT THE FUNDS, THE GROWTH EQUITY FUND", PAGE 25, IS REPLACED WITH THE FOLLOWING SENTENCE:

         The fund can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

     o THE SECOND SENTENCE OF THE SECOND PARAGRAPH UNDER "MORE INFORMATION ABOUT THE FUNDS, THE GROWTH & INCOME FUND", PAGE 26, IS REPLACED WITH THE FOLLOWING SENTENCE:

         The fund concentrates on individual companies rather than sectors or industries.


2. Reduction of Fund Management Fees and Elimination of Fee Waivers

          o The Fund's Annual Fund Operating Expenses table and corresponding example table on pages 20-21, of the Fund's Prospectus are replaced with the following updated expenses and example tables, reflecting the reduction of each fund's management fee and elimination of the corresponding fee waivers:

ANNUAL FUND OPERATING EXPENSES
    (expenses that are deducted from fund assets)

                               MANAGEMENT        OTHER             TOTAL FUND
                                      FEE     EXPENSES      OPERATING EXPENSES
--------------------------------------------------------------------------------
International Equity Fund           0.49%             0                  0.49%
Growth Equity Fund                  0.45%             0                  0.45%
Growth & Income Fund                0.43%             0                  0.43%
Equity Index Fund                   0.26%             0                  0.26%
Social Choice Equity Fund           0.27%             0                  0.27%
Managed Allocation Fund(1)          0.39%             0                  0.39%
Bond PLUS Fund                      0.30%             0                  0.30%
Short-Term Bond Fund                0.30%             0                  0.30%
High-Yield Bond Fund                0.34%             0                  0.34%
Tax-Exempt  Bond Fund               0.30%             0                  0.30%
Money Market Fund                   0.29%             0                  0.29%

(1) Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 25 percent Growth Equity Fund, 25 percent Growth & Income Fund, 11 percent International Equity Fund, 37 percent Bond PLUS Fund and 2 percent High-Yield Bond Fund.


EXAMPLE

This example is intended to help you compare the cost of investing in the TIAA-CREF Mutual Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated beginning on April 1, 2002 and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year     3 Years    5 Years      10 Years
 -------------------------------------------------------------------------------

 International Equity Fund        $50        $157       $274          $616
 Growth Equity Fund               $46        $144       $252          $567
 Growth & Income Fund             $44        $138       $241          $542
 Equity Index Fund                $27        $ 84       $146          $331
 Social Choice Equity Fund        $28        $ 87       $152          $343
 Managed Allocation Fund(1)       $40        $125       $219          $493
 Bond PLUS Fund                   $31        $ 97       $169          $381
 Short-Term Bond Fund             $31        $ 97       $169          $381
 High-Yield Bond Fund             $35        $109       $191          $431
 Tax-Exempt Bond Fund             $31        $ 97       $169          $381
 Money Market Fund                $30        $ 93       $163          $368

 (1) The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 25 percent Growth Equity Fund, 25 percent Growth & Income Fund, 11 percent International Equity Fund, 37 percent Bond PLUS Fund and 2 percent High-Yield Bond Fund.

     o THE THIRD PARAGRAPH UNDER "TIAA-CREF MUTUAL FUNDS' MANAGEMENT", PAGE 41 OF THE FUND'S PROSPECTUS, IS REPLACED WITH THE FOLLOWING TEXT:

          Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of 0.49 percent, 0.45 percent, 0.43 percent,
          0.26 percent, 0.27 percent, 0.30 percent, 0.30 percent, 0.34 percent,
          0.30 percent and 0.29 percent of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Equity Index Fund, the Social Choice Equity Fund, the Bond PLUS Fund, the Short-Term Bond Fund, the High-Yield Bond Fund, the Tax-Exempt Bond Fund and the Money Market Fund, respectively. It receives no fee for managing the Managed Allocation Fund.

3. Account Minimums and Low Balance Fee

         The following  text amends and  supercedes  information  found in "Your
         Account: Buying, Selling or Exchanging Shares" section of the Fund's Prospectus on pages 46 to 55.

     o Account Minimums - Beginning November 1, 2002, the minimum initial investment will be $2,500 per fund for all accounts, including custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts will be $2,000 per fund. Exchanges into a new fund must meet the new account minimums as stated by account type above.

     o Low Balance Fee - For all accounts below $1,500 (including accounts in existence prior to November 1, 2001), we annually assess a low balance fee of $25.00. This fee will be assessed and charged beginning November 15, 2003, and at the end of every twelve month period thereafter. We waive the low balance fee if you have $50,000 or more invested with us. For the purpose of determining this $50,000, we include any amount that you have invested in a TIAA-CREF mutual fund or annuity contract. We will also waive the low balance fee if you have established a monthly AIP of at least $100 a month.

     o We reserve the right to deduct an annual fee of $25 for all Automatic Investment Plan (AIP) accounts that cease contributions before reaching the account minimums by account type described in Account Minimums above.

[TIAA-CREF LOGO]

APRIL 1, 2002, AS SUPPLEMENTED DATED OCTOBER 1, 2002

Prospectus

TIAA-CREF
MUTUAL FUNDS


International Equity Fund
Growth Equity Fund
Growth & Income Fund
Equity Index Fund
Social Choice Equity Fund
Managed Allocation Fund
Bond PLUS Fund
Short-Term Bond Fund
High-Yield Bond Fund
Tax-Exempt Bond Fund
Money Market Fund



[TIAA-CREF LOGO]






The Securities and Exchange Commission has not approved or disapproved these funds' shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

SUMMARY INFORMATION .........................................................  3
    Investment Objectives, Strategies and Risks .............................  3
       The Dual Investment Management Strategy ..............................  4
    Past Performance ........................................................ 11
    Fees and Expenses ....................................................... 17
MORE INFORMATION ABOUT THE FUNDS ............................................ 18
    General Investment Risks ................................................ 19
    The Equity Funds ........................................................ 19
    The Dual Investment Management Strategy ................................. 19
       The International Equity Fund ........................................ 20
       The Growth Equity Fund ............................................... 21
       The Growth & Income Fund ............................................. 22
       The Equity Index Fund ................................................ 22
       The Social Choice Equity Fund ........................................ 23
       Additional Investment Strategies for the Equity Funds ................ 25
    The Managed Allocation Fund ............................................. 25
    The Bond Funds .......................................................... 27
       The Bond PLUS Fund ................................................... 27
       The Short-Term Bond Fund ............................................. 28
    The High-Yield Bond Fund ................................................ 29
       The Tax-Exempt Bond Fund ............................................. 30
       Additional Investment Strategies for the Bond Funds .................. 32
    The Money Market Fund ................................................... 33
TIAA-CREF MUTUAL FUNDS' MANAGEMENT .......................................... 34
CALCULATING SHARE PRICE ..................................................... 35
DIVIDENDS AND DISTRIBUTIONS ................................................. 36
TAXES ....................................................................... 37
YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES .......................... 39
    Types of Accounts ....................................................... 39
    How to Open an Account and Make Subsequent Investments .................. 39
    How to Redeem Shares .................................................... 42
    How to Exchange Shares .................................................. 44
    Other Investor Information .............................................. 45
ELECTRONIC PROSPECTUSES ..................................................... 47
FINANCIAL HIGHLIGHTS ........................................................ 47


[2] PROSPECTUS TIAA-CREF Mutual Funds

SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

TIAA-CREF Mutual Funds has 11 investment portfolios. An investor can lose money in any of these funds, or the funds could underperform other investments.

The funds have a number of principal investment risks in common. The funds are all subject to:

o MARKET RISK--Prices of securities in general can decline over short or extended periods as a result of political or economic events.

The funds that invest in equities are subject to:

o COMPANY RISK--A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its stock may go down.

The funds that invest in fixed income securities are subject to:

o CREDIT RISK--A decline in a company's overall financial soundness may make it unable to pay principal and interest on bonds when due.

o CURRENT INCOME RISK--This is the risk that falling interest rates will cause the fund's income to decline.

o INTEREST RATE RISK--Bond prices may fall as interest rates rise.

The funds that make foreign investments are subject to:

o FOREIGN INVESTMENT RISK--Investing in securities traded on foreign exchanges or in foreign markets can involve special risks. For example, changes in currency exchange rates, the possible imposition of market controls, currency exchange controls or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of a fund's investments.

Investments in the funds are not deposits of the TIAA-CREF Trust Company FSB and aren't insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The TIAA-CREF Mutual Funds are not appropriate for market timing. You should not invest in the funds if you are a market timer.

Special risks associated with particular funds are discussed in the following summaries of each fund's objectives, strategies and policies.


                                           TIAA-CREF Mutual Funds PROSPECTUS [3]

THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

Three of the equity funds, the Growth Equity, Growth & Income, and International Equity Funds, use TIAA-CREF's Dual Investment Management Strategy, a strategy that combines active management and quantitative methods in seeking to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.


INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks favorable long-term returns, mainly through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy. The active managers select individual stocks, and lets the fund's country and regional asset allocation evolve from its stock selection. The fund looks for companies of all sizes that meet a number of criteria including sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index.

SPECIAL INVESTMENT RISKS: Foreign investment risk is the most important risk of investing in this fund. This risk may be even more pronounced for the fund's investments in emerging market countries. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek above-average long-term returns, understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing. The potential risk of investing in the fund is moderate to high. As with any mutual fund, you can lose money by investing in this fund.


GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in stocks of companies in new and emerging areas of the economy, and companies with distinctive products or promising market conditions, using the Dual Investment Management Strategy. These include Internet infrastructure companies, semiconductor manufacturing companies and computer-related companies. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments can be up to 40 percent of the portfolio. The benchmark index for the fund is the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark oF the Frank Russell Company).


[4] PROSPECTUS TIAA-CREF Mutual Funds

SPECIAL INVESTMENT RISKS: The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. This means the fund will probably be more volatile than the overall stock market.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who are looking for long-term capital appreciation and a favorable long-term return, but are willing to tolerate fluctuations in value. The potential risk of investing in the fund is moderate to high. As with any mutual fund, you can lose money by investing in this fund.


GROWTH & INCOME FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy. The fund looks primarily for stocks of larger, well-established, mature growth companies which we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. 80 percent of the fund's assets are in income-producing equity securities. The fund may also invest in a few rapidly growing smaller companies and may have up to 20 percent of assets in foreign securities. The benchmark index for the fund is the S&P 500 Index.

SPECIAL INVESTMENT RISKS: Stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and current income but also can accept the risk of market fluctuations. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.


EQUITY INDEX FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PRINCIPAL INVESTMENT STRATEGIES: The fund is designed to track U.S. equity markets as a whole and invest in stocks in the Russell 3000 Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the fund attempts to closely track the Russell 3000 Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the fund will match that of the index.


                                           TIAA-CREF Mutual Funds PROSPECTUS [5]

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.


SOCIAL CHOICE EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in a diversified set of common stocks. The fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500. Currently, the fund invests only in companies that do not:

o have a significant portion of their business in weapons manufacturing;

o produce and market alcoholic beverages or tobacco products;

o have a significant portion of their business in gaming or gambling operations;

o engage in activities that result or are likely to result in significant damage to the natural environment;

o produce nuclear energy; or

o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

As of July 1, 2002, the fund will attempt to track the return of the Russell 3000 Index. It will do this primarily by investing in companies included in Kinder, Lydenberg, Domini & Co., Inc.'s Broad Market Social Index, which is a socially screened subset of companies in the Russell 3000 Index. The fund will attempt to structure its portfolio so it approaches the overall investment characteristics of the Russell 3000 Index.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek an equity investment that is generally broad-based but excludes companies that engage in certain activities. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.


[6] PROSPECTUS TIAA-CREF Mutual Funds

MANAGED ALLOCATION FUND

INVESTMENT OBJECTIVE: The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests in the TIAA-CREF Mutual Funds' other investment funds. Usually, the fund will invest approximately 60 percent of its assets in the Growth & Income, International Equity and Growth Equity Funds and approximately 40 percent in the Bond Plus, Short-Term or High-Yield Bond Funds. The Growth & Income Fund invests in a broadly diversified portfolio of stocks selected for their investment potential. The International Equity Fund invests in a broadly diversified portfolio of primarily foreign equity investments. The Growth Equity Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. The Bond Plus Fund divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment grade securities. The Short-Term Bond Fund invests in a broad range of U.S. Treasury and agency securities and corporate bonds with maturities from 1-5 years. The High-Yield Bond Fund invests primarily in lower-rated, higher-yielding fixed-income securities.

As a result of its investments in these funds, the Managed Allocation Fund holds a mix of domestic stocks of companies of all sizes, foreign stocks, and bonds of varying maturities and credit qualities. When changes in financial and economic conditions affect the relative attractiveness of the markets in which those underlying funds are invested, we will adjust these percentages up and down by up to 15 percent. For example, we would increase the fund's fixed income holdings whenever we believe the equity markets will decline, or reduce the fund's holdings in the International Equity Fund when we believe foreign markets are unusually volatile.

SPECIAL INVESTMENT RISKS: The fund shares the risks of the funds it invests in. For its investments in the International Equity Fund, it is subject to the special risks of foreign investing. The fund's investments in the Growth Equity Fund are subject to the risk that stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. Investments in the Growth & Income Fund are subject to the risk that stocks paying relatively high dividends may significantly underperform other stocks during periods of rapid market appreciation. For the fund's investments in the Bond Plus and High-Yield Bond Funds, it is subject to the risks of investments in non-investment grade securities (also called "high-yield" or "junk" bonds). Investments in non-investment grade bonds are subject to above-average interest rate risk and credit risk. For the fund's investments in the Bond Plus and Short-Term Bond Fund, it is subject to prepayment and extension risk. The Managed Allocation Fund is considered "nondiversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), because it invests in the shares of only a small number of other issuers (funds). However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The fund is suitable for investors with medium to long-term time horizons and who seek broad diversification. The


                                           TIAA-CREF Mutual Funds PROSPECTUS [7]
potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.


BOND PLUS FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Brothers Aggregate Bond Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The fund is managed to track the duration of the Lehman Index. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund holds mainly investment grade securities rated in the top four credit categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"). The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund's second segment seeks enhanced returns through investments in illiquid securities (such as private placements) or non-investment grade securities, but investments in illiquid securities won't be more than 15 percent of the fund's net assets.

SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 5 years would decline by approximately 5 percent. Investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

Non-investment grade securities (also called "high-yield" or "junk" bonds) involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent. The fund's investments in illiquid securities may be difficult to sell for their fair market value.

WHO MAY WANT TO INVEST: The fund may be appropriate for more conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund. The potential risk of investing in the fund is low to moderate. As with any mutual fund, you can lose money by investing in this fund.


[8] PROSPECTUS TIAA-CREF Mutual Funds

SHORT-TERM BOND FUND

INVESTMENT OBJECTIVE: The fund seeks high current income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in a broad range of investment grade debt securities that make up the Lehman Brothers Mutual Fund Short (1-5 year) Government/ Credit Index. These are primarily U.S. Treasury and Agency securities and corporate bonds with 1-5 year maturities. The fund can also hold domestic and foreign corporate bonds, debentures, notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The fund is managed to track the duration of the Lehman Index, which was 2.42 years as of December 31, 2001. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index, or hold securities not in the index, depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns.

SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk, credit risk and current income risk for fixed income securities. Interest rate risk is the possibility that prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 2.5 years would decline by approximately 2.5 percent. Current income risk, the risk that income from the fund's investments will decline if prevailing interest rates decline, is particularly significant for this fund. The fund's investments in mortgage-backed securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

WHO MAY WANT TO INVEST: The fund may be appropriate for more conservative investors who seek to minimize volatility of changes in principal value. The potential risk of investing in the fund is low. As with any mutual fund, you can lose money by investing in this fund.


HIGH-YIELD BOND FUND

INVESTMENT OBJECTIVE: The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in lower-rated, higher-yielding fixed income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. These are often called "junk bonds". Most of these investments will be rated in the BB or B categories by Standard & Poor's or in the Ba or B categories by Moody's. The fund may invest up to 20 percent of its assets in the following other


                                           TIAA-CREF Mutual Funds PROSPECTUS [9]
types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated below B- and illiquid securities. The fund can also hold U.S. Treasury and Agency securities whenever suitable corporate securities aren't available or we want to increase the fund's liquidity. Up to 20 percent of the fund's assets can be invested in securities of foreign issuers. Investments in illiquid securities will never be more than 15 percent of the fund's assets. The securities the fund owns will usually have maturities of ten years or less.

SPECIAL INVESTMENT RISKS: The fund is subject to above-average interest rate risk and credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. This fund entails a significantly higher level of risk of loss of invested funds than bond funds that don't invest primarily in lower-rated debt securities.

Issuers of "junk" bonds are typically in weak financial or operational health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Current income risk can also be significant for this fund. The fund's investments in illiquid securities may be difficult to sell for their fair market value.

WHO MAY WANT TO INVEST: The fund may be appropriate for less conservative investors who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets. The potential risk of investing in the fund is moderate. As with any mutual fund, you can lose money by investing in this fund.


TAX-EXEMPT BOND FUND

INVESTMENT OBJECTIVE: The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in investment grade municipal securities, the interest on which is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes). Under normal market conditions, the fund invests almost all of its assets in municipal securities. It can invest up to 20 percent of its assets in private activity bonds. The interest from private activity bonds and the fund's distribution of that interest may be a preference item for purposes of the federal alternative minimum tax. The fund invests in intermediate and long-term securities with remaining maturities at the


[10] PROSPECTUS TIAA-CREF Mutual Funds
time of purchase from approximately 8 to 12 years. We expect the fund to maintain an average duration of approximately 7 years. (Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.) The fund may invest up to 20 percent of its assets in non-investment grade securities such as "junk" bonds or in nonrated securities.

SPECIAL INVESTMENT RISKS: The fund is subject to interest rate risk--that is, prices of bonds held by the fund may decline if interest rates rise. For example, if interest rates rise by 1 percent, the market value of a portfolio with a duration of 7 years would decline by approximately 7 percent. Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities. Non-investment grade securities involve higher risks than investment grade bonds. Their issuers may be less creditworthy and/or have a higher risk of becoming insolvent.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek tax-free income and a modest amount of capital appreciation and can assume a level of risk similar to that of a traditional bond fund. The potential risk of investing in the fund is low to moderate. As with any mutual fund, you can lose money by investing in this fund.


MONEY MARKET FUND

INVESTMENT OBJECTIVE: The fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in high quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments.

SPECIAL INVESTMENT RISKS: The fund is subject to current income volatility--that is, the income received by the fund may decrease as a result of a decline in interest rates.

WHO MAY WANT TO INVEST: The fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity and are willing to accept returns that are lower than those offered by longer-term investments. The potential risk of investing in the fund is very low.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


PAST PERFORMANCE

The bar charts and performance table help illustrate some of the risks of investing in the funds, and how investment performance varies. The bar charts for the International Equity Fund, Growth Equity Fund, Growth & Income Fund, Managed Allocation Fund, Bond Plus Fund and Money Market Fund show each fund's performance in 1998, 1999, 2000 and 2001. Below the chart we note each fund's best and worst returns for a calendar quarter in 1998, 1999, 2000 and 2001.


                                          TIAA-CREF Mutual Funds PROSPECTUS [11]

The bar charts for the Equity Index Fund, Social Choice Equity Fund, Short-Term Bond Fund, High-Yield Bond Fund and Tax-Exempt Bond Fund show each fund's performance in 2001 (these funds' first full calendar year's performance history), and we note each fund's best and worst returns for a calendar quarter in 2001. The performance table shows each fund's returns (before and after taxes) over the 2001 calendar year and since inception, and how those returns compare to those of broad-based securities market indexes. How the funds have performed (before and after taxes) in the past is not necessarily an indication of how they will perform in the future.

[The tables below represent bar charts in the printed report.]

INTERNATIONAL EQUITY FUND


  19.27%          55.83%        -19.99%         -24.29%
-----------------------------------------------------------------
   1998            1999           2000            2001

Best quarter: 36.65%, for the quarter ended December 31, 1999.
Worst quarter: -16.06%, for the quarter ended September 30, 1998.


GROWTH & INCOME FUND

  30.51%          24.46%         -7.33%         -13.37%
-----------------------------------------------------------------
   1998            1999           2000            2001

Best quarter: 22.99%, for the quarter ended December 31, 1998.
Worst quarter: -14.73%, for the quarter ended September 30, 2001.


GROWTH EQUITY FUND

  35.97%          33.00%        -20.29%         -23.02%
-----------------------------------------------------------------
   1998            1999           2000            2001

Best quarter: 28.36%, for the quarter ended December 31, 1998.
Worst quarter: -22.69%, for the quarter ended March 31, 2001.


MANAGED ALLOCATION FUND

  21.24%          19.20%         -4.99%          -8.52%
-----------------------------------------------------------------
   1998            1999           2000            2001


Best quarter: 14.01%, for the quarter ended December 31, 1998.
Worst quarter: -9.43%, for the quarter ended March 31, 2001.


[12] PROSPECTUS TIAA-CREF Mutual Funds

[The tables below represent bar charts in the printed report.]


BOND PLUS FUND

   8.94%          -1.01%         11.68%           8.14%
-----------------------------------------------------------------
   1998            1999           2000            2001

Best quarter: 4.86%, for the quarter ended September 30, 2001.
Worst quarter: -1.18%, for the quarter ended June 30, 1999.


EQUITY INDEX FUND

                              -11.62%
-----------------------------------------------------------------
                               2001

Best quarter: 11.57%, for the quarter ended December 31, 2001.
Worst quarter: -15.55%, for the quarter ended September 30, 2001.


MONEY MARKET FUND

   5.45%           5.05%          6.33%           4.08%
-----------------------------------------------------------------
   1998            1999           2000            2001

Best quarter: 1.63%, for the quarter ended December 31, 2000.
Worst quarter: 0.62%, for the quarter ended December 31, 2001.


SOCIAL CHOICE EQUITY FUND

                              -12.75%
-----------------------------------------------------------------
                               2001

Best quarter: 10.16%, for the quarter ended December 31, 2001.
Worst quarter: -13.37%, for the quarter ended September 30, 2001.


                                          TIAA-CREF Mutual Funds PROSPECTUS [13]

[The tables below represent bar charts in the printed report.]


SHORT-TERM BOND FUND

                               9.10%
-----------------------------------------------------------------
                               2001

Best quarter: 4.10%, for the quarter ended September 30, 2001.
Worst quarter: 0.49%, for the quarter ended December 31, 2001.


TAX-EXEMPT BOND FUND

                               5.00%
-----------------------------------------------------------------
                               2001

Best quarter: 3.08%, for the quarter ended September 30, 2001.
Worst quarter: -1.41%, for the quarter ended December 31, 2001.


HIGH-YIELD BOND FUND

                               4.89%
-----------------------------------------------------------------
                               2001

Best quarter: 6.00%, for the quarter ended March 31, 2001.
Worst quarter: -5.36%, for the quarter ended September 30, 2001.


[14] PROSPECTUS TIAA-CREF Mutual Funds

AVERAGE ANNUAL TOTAL RETURNS
(BEFORE AND AFTER TAXES)

                                                 ONE YEAR        SINCE INCEPTION
                                      (JANUARY 1, 2001 TO  (SEPTEMBER 2, 1997 TO
                                       DECEMBER 31, 2001)     DECEMBER 31, 2001)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Return Before Taxes                              -24.29%                  2.22%
Return After Taxes on Distributions              -24.45%                  0.98%
Return After Taxes on Distributions
  and Sale of Fund Shares                        -14.71%                  1.75%
Morgan Stanley Capital International EAFE Index
(Europe, Australasia and Far East)               -21.55%                 -0.04%

GROWTH EQUITY FUND
Return Before Taxes                              -23.02%                  4.31%
Return After Taxes on Distributions              -23.11%                  3.48%
Return After Taxes on Distributions
  and Sale of Fund Shares                        -13.93%                  3.56%
Russell 3000 Growth Index                        -19.63%                  4.13%

GROWTH & INCOME FUND
Return Before Taxes                              -13.37%                  8.31%
Return After Taxes on Distributions              -13.65%                  7.46%
Return After Taxes on Distributions
  and Sale of Fund Shares                         -8.14%                  6.56%
S&P 500 Index                                    -11.89%                  7.22%

MANAGED ALLOCATION FUND
Return Before Taxes                               -8.52%                  6.69%
Return After Taxes on Distributions              -10.06%                  5.08%
Return After Taxes on Distributions
  and Sale of Fund Shares                         -4.60%                  4.80%
Morgan Stanley Capital International EAFE Index  -21.55%                 -0.04%
S&P 500 Index                                    -11.89%                  7.22%
Lehman Brothers Aggregate Bond Index               8.44%                  7.41%
Composite Index (12% Morgan Stanley EAFE Index,
48% S&P 500 Index and 40% Lehman Brothers
Aggregate Bond Index)                             -4.91%                  6.51%

BOND PLUS FUND
Return Before Taxes                                8.14%                  7.38%
Return After Taxes on Distributions                5.34%                  4.65%
Return After Taxes on Distributions
  and Sale of Fund Shares                          5.01%                  4.54%
Lehman Brothers Aggregate Bond Index               8.44%                  7.41%


                                          TIAA-CREF Mutual Funds PROSPECTUS [15]

                                                 ONE YEAR        SINCE INCEPTION
                                      (JANUARY 1, 2001 TO  (SEPTEMBER 2, 1997 TO
                                       DECEMBER 31, 2001)     DECEMBER 31, 2001)
--------------------------------------------------------------------------------
MONEY MARKET FUND
Return Before Taxes                                4.08%                   5.25%
iMoneyNet Money Fund Report Average--
  All Taxable Index                                3.65%                   4.83%

EQUITY INDEX FUND
Return Before Taxes                              -11.62%                 -12.98%
Return After Taxes on Distributions              -11.93%                 -13.29%
Return After Taxes on Distributions
  and Sale of Fund Shares                         -7.07%                 -10.42%
Russell 3000 Index                               -11.46%                 -13.02%

SOCIAL CHOICE EQUITY FUND
Return Before Taxes                              -12.75%                 -12.58%
Return After Taxes on Distributions              -13.03%                 -12.93%
Return After Taxes on Distributions
  and Sale of Fund Shares                         -7.76%                 -10.12%
S&P 500 Index                                    -11.89%                 -13.06%

SHORT-TERM BOND FUND
Return Before Taxes                                9.10%                   9.74%
Return After Taxes on Distributions                6.51%                   6.94%
Return After Taxes on Distributions
  and Sale of Fund Shares                          5.56%                   6.41%
Lehman Brothers Mutual Fund Short
(1-5 year) Government/Credit Index                 9.03%                   9.53%

HIGH-YIELD BOND FUND
Return Before Taxes                                4.89%                   4.69%
Return After Taxes on Distributions                0.92%                   0.73%
Return After Taxes on Distributions
  and Sale of Fund Shares                          2.98%                   1.83%
Merrill Lynch BB/B Cash Pay Index                  6.61%                   3.37%

TAX-EXEMPT BOND FUND
Return Before Taxes                                5.00%                   7.32%
Return After Taxes on Distributions                4.57%                   6.98%
Return After Taxes on Distributions
  and Sale of Fund Shares                          4.91%                   6.69%
Lehman Brothers 10 Year Municipal
  Bond Index                                       4.62%                   7.37%

--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on the investor's tax situation and may differ from those shown.

The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The benchmark indices reflect no deductions for fees, expenses or taxes.

For the Money Market Fund's most current 7-day yield, please call us at 800-223-1200.


[16] PROSPECTUS TIAA-CREF Mutual Funds

FEES AND EXPENSES

This table describes the fees and expenses that you pay if you buy and hold shares of the funds. The TIAA-CREF Mutual Funds do not have a 12b-1 fee.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price) ...................................   0%
Maximum Deferred Sales Charge ...........................................   0%
Maximum Sales Charge Imposed on Reinvested Dividends ....................   0%
Redemption Fee ..........................................................   0%
Exchange Fee ............................................................   0%
Maximum Annual Account Fee .............................................. $25(1)

--------------------------------------------------------------------------------
(1) This low balance fee is assessed annually on all accounts below $1,500, and is waived for investors who either have $50,000 or more invested with TIAA-CREF entities or who have set up an automatic investment program investing at least $100 per month.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                    TOTAL FUND
                                 MANAGEMENT         OTHER            OPERATING
                                       FEES      EXPENSES             EXPENSES
--------------------------------------------------------------------------------
International Equity Fund             0.49%             0               0.49%
Growth Equity Fund                    0.45%             0               0.45%
Growth & Income Fund                  0.43%             0               0.43%
Equity Index Fund                     0.26%             0               0.26%
Social Choice Equity Fund             0.27%             0               0.27%
Managed Allocation Fund1              0.39%             0               0.39%
Bond PLUS Fund                        0.30%             0               0.30%
Short-Term Bond Fund                  0.30%             0               0.30%
High-Yield Bond Fund                  0.34%             0               0.34%
Tax-Exempt Bond Fund                  0.30%             0               0.30%
Money Market Fund                     0.29%             0               0.29%

--------------------------------------------------------------------------------
(1) Teachers Advisors does not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 25 percent Growth Equity Fund, 25 percent Growth & Income Fund, 11 percent International Equity Fund, 37 percent Bond PLUS Fund and 2 percent High-Yield Bond Fund.


                                          TIAA-CREF Mutual Funds PROSPECTUS [17]

EXAMPLE

This example is intended to help you compare the cost of investing in the TIAA-CREF Mutual Funds with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a fund for the time periods indicated beginning on April 1, 2002 and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                      1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
International Equity Fund                $50        $157       $274        $616
Growth Equity Fund                       $46        $144       $252        $567
Growth & Income Fund                     $44        $138       $241        $542
Equity Index Fund                        $27        $ 84       $146        $331
Social Choice Equity Fund                $28        $ 87       $152        $343
Managed Allocation Fund1                 $40        $125       $219        $493
Bond PLUS Fund                           $31        $ 97       $169        $381
Short-Term Bond Fund                     $31        $ 97       $169        $381
High-Yield Bond Fund                     $35        $109       $191        $431
Tax-Exempt Bond Fund                     $31        $ 97       $169        $381
Money Market Fund                        $30        $ 93       $163        $368

--------------------------------------------------------------------------------
(1) The Managed Allocation Fund itself has no expense charges. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. The expenses in the table are based on a typical asset mix for the Managed Allocation Fund: 25 percent Growth Equity Fund, 25 percent Growth & Income Fund, 11 percent International Equity Fund, 37 percent Bond PLUS Fund and 2 percent High-Yield Bond Fund.

MORE INFORMATION ABOUT THE FUNDS

Each fund is a separate series of the TIAA-CREF Mutual Funds, with its own distinct investment objective. The following section provides more information about the investment objectives, the principal investment strategies and techniques each fund uses to accomplish its objective, the principal types of securities each fund plans to purchase, and the risks involved in an investment in a fund. These policies and techniques are not fundamental and may be changed by the Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For more details about the funds' policies and restrictions, see the Statement of Additional Information (SAI).

There's no guarantee that any fund will meet its investment objective.

Each fund has a policy of investing, under normal circumstances, at least 80 percent of its assets in the particular type of securities implied by the fund's name. Each fund will provide its shareholders with at least 60 days prior notice before making changes to this policy, except as otherwise noted in the SAI.


[18] PROSPECTUS TIAA-CREF Mutual Funds

GENERAL INVESTMENT RISKS

The funds have a number of principal investment risks in common.

All the funds are subject to:

o MARKET RISK--volatility in the prices of securities due to changing conditions in the financial markets.

The funds that invest in equities are subject to:

o COMPANY RISK--the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value.

The funds that invest in fixed income securities are subject to:

o INTEREST RATE RISK--the risk that a debt instrument's value will decline if interest rates change. A rise in interest rates usually causes the market value of fixed-rate securities to go down, while a rate decline usually results in an increase in the market values of those securities.

o CURRENT INCOME RISK--the possibility that falling interest rates will cause the fund's income to decline.

o CREDIT RISK--the possibility the issuer of a fixed income security won't be able to pay principal and interest when due.

The funds that invest in foreign securities are subject to:

o FOREIGN INVESTMENT RISK. Investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: 1) changes in currency exchange rates; 2) possible imposition of market controls or currency exchange controls; 3) possible imposition of withholding taxes on dividends and interest; 4) possible seizure, expropriation, or nationalization of assets; 5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; 6) the lower liquidity and higher volatility in some foreign markets; 7) the impact of political, social, or diplomatic events; 8) the difficulty of evaluating some foreign economic trends; or 9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

THE EQUITY FUNDS
THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The Dual Investment Management Strategy(SM) seeks to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.

Each fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each fund's benchmark.


                                          TIAA-CREF Mutual Funds PROSPECTUS [19]

The Dual Investment Management Strategy(SM) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

o Certain team members focus on active stock selection within the fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

o Other team members use quantitative analysis to build an overall portfolio based on the fund's benchmark. This quantitative analysis involves the use of mathematical models and computer programs designed to narrow the difference between the fund portfolio's overall financial and risk characteristics and those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or under-weighting certain stocks relative to the respective benchmark index by small amounts, based on proprietary scoring models.

Using the Dual Investment Management Strategy(SM), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the Funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The International Equity Fund, Growth Equity Fund and Growth & Income Fund use TIAA-CREF's Dual Investment Management Strategy(SM).

The benchmarks for each fund currently are as follows:
--------------------------------------------------------------------------------
Growth & Income          S&P 500 Index
International Equity     Morgan Stanley Capital International EAFE
                         (Europe, Australasia, Far East) Index
Growth Equity            Russell 1000 Growth Index
--------------------------------------------------------------------------------

Using these indexes is not a fundamental policy of the TIAA-CREF Mutual Funds, so we can substitute other indexes without shareholder approval. We'll notify you before we make such a change.

THE INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, from a broadly diversified portfolio that consists primarily of foreign equity investments. The fund intends to always have at least 80 percent of its assets in equity securities of companies located in at least three different countries, other than the United States.

The active managers select individual stocks and let the fund's country and regional asset allocation evolve from that stock selection. We do, however, regularly monitor the fund's sector and country exposure in order to control risk.

The fund looks for companies of all sizes with

o sustainable growth

o focused management with successful track records


[20] PROSPECTUS TIAA-CREF Mutual Funds

o unique and easy to understand franchises (brands)

o stock prices that don't fully reflect the stock's inherent value, based on the company's current earnings, assets, and long-term growth prospects

o consistent generation of free cash flow

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 19. Foreign investment risk is the most significant risk for this fund. The risks associated with foreign investment often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The fund's exposure to emerging markets is currently limited to those investments that maybe selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the Morgan Stanley EAFE Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

THE GROWTH EQUITY FUND

The GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the fund will have at least 80 percent of total assets in equity securities that have the potential for capital appreciation.

The fund uses the Dual Investment Management Strategy. The fund can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising markets. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for companies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the fund may have from 0 to 40 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 19. There are also special risks to investing in growth stocks. The fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on


                                          TIAA-CREF Mutual Funds PROSPECTUS [21]
narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.

THE GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80 percent of the fund's portfolio will be in income-producing equity securities selected for their investment potential.

The fund invests in a broadly diversified portfolio of common stocks. The fund concentrates on individual companies rather than sectors or industries. The fund looks for stocks of larger, well-established, mature growth companies, which we believe are fairly priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The fund may also invest in rapidly growing smaller companies. It can have up to 20 percent of assets in foreign securities.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 19. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

THE EQUITY INDEX FUND

The EQUITY INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000, a broad market index.

Although the fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the fund even if it performs poorly, unless the company is removed from the Russell 3000. The management team uses proprietary quantitative models to replicate the broad market exposure and characteristics of the Russell 3000 Index.

Using the Russell 3000 Index isn't fundamental to the fund's investment objective and policies. We can change the index used in this fund at any time and will notify you if we do so.

The fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000, but we may not always be able to do so.


[22] PROSPECTUS TIAA-CREF Mutual Funds

The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $4.11 million to $398.1 billion with an average of $4.36 billion as of December 31, 2001. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index. The Equity Index Fund isn't promoted, endorsed, sponsored or sold by or affiliated with the Frank Russell Company.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 19. In addition, there are special risks associated with indexed investing. The fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index. However, the fund doesn't invest in all 3,000 stocks in the index, so we can't guarantee that the performance of the fund will match that of the index. Also, the fund's returns, unlike those of the index, are reduced by investment and other operating expenses. The stock prices of smaller, lesser-known companies, which make up a small part of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

THE SOCIAL CHOICE EQUITY FUND

The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80 percent of the fund's assets will be invested in common stocks that meet the fund's social criteria.

Currently, the fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the fund's social criteria, so that the fund's portfolio approaches the overall investment characteristics of the S&P 500.

The fund's social criteria and any universe of stocks that the fund utilizes are non-fundamental investment policies. Advisors can change them without the approval of the fund's shareholders. Currently, the fund invests only in companies that do not:

o have a significant portion of their business in weapons manufacturing;

o produce and market alcoholic beverages or tobacco products;

o have a significant portion of their business in gaming or gambling operations;

o engage in activities that result or are likely to result in significant damage to the natural environment;

o produce nuclear energy; or

o have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principles and in compliance with the Fair Employment Act of 1989 (Northern Ireland).


                                          TIAA-CREF Mutual Funds PROSPECTUS [23]

For the first three criteria, we assess the issuer to decide whether the activity is a "significant" part of its business--basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

As of July 1, 2002, the fund will attempt to track the return of the Russell 3000 Index. It will do this primarily by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI")(1) which is a socially screened subset of companies in the Russell 3000 so that the fund's portfolio approaches the overall investment characteristics of the Russell 3000.

As of July 1, 2002, the fund will invest primarily in companies that are included in the BMSI.

Companies that are excluded from the BMSI include:

o Companies that derive any revenues from the manufacture of alcohol or tobacco products;

o Companies that derive any revenues from gambling;

o Companies that derive significant revenues from the production of military weapons; or

o Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

--------------------------------------------------------------------------------
(1) The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc.; KLD Research & Analytics, Inc. is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company (FRC). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index is no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.


[24] PROSPECTUS TIAA-CREF Mutual Funds

o Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

o Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

o Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

o Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

o Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2002, the BMSI comprised approximately 2,346 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The fund can also invest up to 15 percent of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this fund may not be able to take advantage of the same opportunities or market trends as do the funds that don't use such criteria.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS

Each equity fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the equity funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The equity funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a fund's investment objective and restrictions.

THE MANAGED ALLOCATION FUND

The MANAGED ALLOCATION FUND seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Managed Allocation Fund will pursue this goal primarily through investments in several of the TIAA-CREF Mutual Funds, each of which is described in this prospectus.


                                          TIAA-CREF Mutual Funds PROSPECTUS [25]

Normally, about 60 percent of the Managed Allocation Fund's assets will be invested in shares of the Growth & Income, International Equity and Growth Equity Funds, and about 40 percent will be in shares of the Bond PLUS, Short-Term Bond and High-Yield Bond Funds. The Growth & Income Fund invests in a broadly diversified portfolio of stocks selected for their investment potential. The International Equity Fund invests in a broadly diversified portfolio of primarily foreign equity investments. The Growth Equity Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. The Bond PLUS Fund divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced return through investments in illiquid or non-investment grade securities. The Short-Term Bond Fund invests in a broad range of U.S. Treasury and Agency securities and corporate bonds with maturities from 1-5 years. The High-Yield Bond Fund invests primarily in lower-rated, higher-yielding fixed-income securities.

As a result, the Managed Allocation Fund's returns reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, and a variety of fixed income instruments of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, we monitor the foreign and domestic equity markets, as well as overall financial and economic conditions. If the relative attractiveness of the markets in which the underlying funds are invested changes, we can adjust the percentage of investments in the underlying funds up and down by up to 15 percent.

The composition of the fund's fixed income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short term and longer term bonds, the fund will increase its investments in the Short-Term Bond Fund. The fund will have less than 5 percent of assets in the High-Yield Bond Fund.

The fund might sometimes be even more heavily weighted toward equities or fixed income, if we believe market conditions warrant it. For example, we might increase the fund's holdings in the fixed income funds in periods where we believe the equity markets will decline, or reduce the fund's holdings in the International Equity Fund when we believe foreign markets are unusually volatile.

For flexibility in meeting redemptions, expenses, and the timing of new investments, and as a short-term defense during periods of unusual volatility, the fund can also invest in government securities (as defined in the 1940 Act), short-term paper, or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. We can't guarantee that this strategy will be successful.

INVESTMENT RISKS: The Managed Allocation Fund shares the risks of the funds it invests in. For more about these risks, see the "Investment Risks" sections of the International Equity, Growth Equity, Growth & Income, Bond PLUS, Short-Term Bond and High-Yield Bond Fund descriptions, as well as general investment risks described on page 19.


[26] PROSPECTUS TIAA-CREF Mutual Funds

Because the Managed Allocation Fund invests in the securities of a limited number of other mutual funds, it is considered "nondiversified" for purposes of the 1940 Act. Sometimes nondiversified funds have special risks. However, the funds in which the Managed Allocation Fund invests are themselves considered diversified investment companies.

It is possible that the interests of the Managed Allocation Fund could diverge from the interests of one or more of the funds in which it invests (underlying funds). That could create a conflict of interest between the Managed Allocation Fund and its underlying funds, in which case it could be difficult for the TIAA-CREF Mutual Funds Board of Trustees and officers to fulfill their fiduciary duties to each fund. The Board believes it has structured each fund to avoid these concerns. However, it is still possible that sometimes proper action for the Managed Allocation Fund could hurt the interests of any underlying fund, or vice versa. If that happens, Teachers Advisors and the Board and officers of TIAA-CREF Mutual Funds will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Teachers Advisors and the TIAA-CREF Mutual Funds' Board and officers will in any case closely and continuously monitor each fund's investments to avoid these concerns as much as possible.


THE BOND FUNDS
THE BOND PLUS FUND

The BOND PLUS FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the fund's assets will be invested in bonds.

The fund is managed to track the duration of the Lehman Brothers Aggregate Bond Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. As of December 31, 2001, the duration of the index was 4.53 years. By keeping the fund's duration close to the Lehman Index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates.

The fund's portfolio is divided into two segments. The first segment, which makes up at least 75 percent of the fund, is invested primarily in a broad range of the debt securities in the Lehman Index. The majority of this segment is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed and asset-backed securities. The fund's holdings are mainly high-quality securities rated in the top four credit categories by Moody's or Standard & Poor's, or that we determine are of comparable quality. The fund will overweight or underweight individual securities or sectors as compared to their weight in the Lehman Index depending on where we find undervalued or overlooked issues that we believe offer the potential for superior returns compared to the Lehman index. This segment can make foreign investments, but we don't expect them to exceed 15 percent of the fund's assets. The fund can also invest in money market instruments.

The other segment of the fund is invested in securities with special features, in an effort to improve the fund's total return. This segment primarily will be invested in illiquid securities (such as private placements) or non-investment grade securities (those rated Ba1 or lower by Moody's or


                                          TIAA-CREF Mutual Funds PROSPECTUS [27]

BB+ or lower by Standard & Poor's). Currently this part of the fund has less than 5 percent of the fund's assets, but if market conditions warrant it could grow as large as 25 percent. However, investments in illiquid securities will never be more than 15 percent of the fund's assets.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 19. In addition, non-investment grade securities, which are usually called "high-yield" or "junk" bonds, offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

Bear in mind that all these risks can also apply to the lower levels of "investment grade" securities, for example, Moody's Baa and Standard & Poor's BBB. Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings service believe the issuer's business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on our analysis of the issuer's prospects. However, the fund won't purchase below-investment-grade securities if that would increase their amount in the portfolio above our current investment target. We don't rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The fund can hold illiquid securities. The risk of investing in illiquid securities is that they may be difficult to sell for their fair market value.

The fund's investments in mortgage-backed securities are subject to prepayment and extension risk. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

THE SHORT-TERM BOND FUND

The SHORT-TERM BOND FUND seeks high current income consistent with preservation of capital. The fund invests primarily in a broad range of debt securities comprising the Lehman Brothers Mutual Fund Short (1-5 year) Government/Credit Index. These are primarily U.S. Treasury and Agency securities, and corporate bonds with maturities from 1 to 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities, and preferred stocks. The fund may overweight or underweight individual securities or sectors as compared to their weight in the index where we find undervalued or overlooked issues that we believe offer the potential for superior returns. The fund may also invest in securities that aren't in the index because we believe they offer the potential for superior returns.


[28] PROSPECTUS TIAA-CREF Mutual Funds

The fund generally seeks to maintain an average duration similar to that of its benchmark. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the fund close to the index's duration, the fund's returns due to changes in interest rates should be similar to the index's returns due to changes in interest rates. As of December 31, 2001, the duration of the index was 2.42 years.

The Short-Term Bond Fund also may invest up to 15 percent of its assets in the securities of foreign issuers. The fund may invest in mortgage-backed securities including pass-through certificates and collateralized mortgage obligations
(CMOs).

SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities as described on page 19.

Mortgage-backed securities in which the fund may invest are subject to extension risk and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value. Prepayment risk is the possibility that a change in interest rates causes the holders of the underlying mortgages to pay off their mortgage loans sooner than expected. If that happened, the fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

THE HIGH-YIELD BOND FUND

The HIGH-YIELD BOND FUND primarily seeks high current income and, when consistent with its primary objective, capital appreciation. The fund invests primarily in lower-rated, higher-yielding fixed income securities, such as domestic and foreign corporate bonds, debentures, and notes, as well as convertible securities and preferred stocks. Under normal market conditions, the fund invests at least 80 percent of its assets in debt and other fixed income securities rated lower than investment grade (and their unrated equivalents) or other high-yielding securities. (These are often called "junk" bonds). Most of these will be securities rated in the BB or B categories by Standard & Poor's, or in the Ba or B categories by Moody's. The fund may invest up to 20 percent of its assets in the following other types of instruments: payment in kind or deferred interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or B3, and securities having limited liquidity.

The fund can make foreign investments, but we don't expect them to be over 20 percent of the fund's assets. The fund can have up to 15 percent of its assets in illiquid securities. The fund can also invest in U.S. Treasury and Agency securities or other short-term instruments when other suitable investment opportunities aren't available, or when we want to build the portfolio's liquidity.

The premise of the High-Yield Bond Fund is that over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. We attempt to minimize the risks of investing in lower-rated securities by:


                                          TIAA-CREF Mutual Funds PROSPECTUS [29]

o Doing our own credit analysis (independent of the rating agencies). We will buy securities of issuers with a balance of operational and financial risks that we believe make it likely that they will be able to meet their financial obligations

o Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality

o Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets

Our judgment of the value of any particular security is a function of our experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security's issuer. Under some market conditions, the fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

Teachers Advisors, the fund's investment advisor, may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association (TIAA). While the fund believes that such sharing of information provides benefits to the fund and its shareholders, the fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it might otherwise do so, in order to comply with the federal securities laws.

SPECIAL INVESTMENT RISKS: The fund is subject to the general investment risks described on page 19. In addition, the fund is subject to above-average interest rate risk and credit risk. Investors should expect greater fluctuations in share price, yield and total return compared to mutual funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the fund to buy or sell its securities. An investment in this fund is much riskier than an investment in bond funds that don't invest primarily in lower-rated debt securities.

Issuers of "junk" bonds are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade securities, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

The fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value.

Current income risk can also be significant for this fund.

THE TAX-EXEMPT BOND FUND

The TAX-EXEMPT BOND FUND seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital. Under normal market conditions, the fund invests almost all of its assets in municipal securities. Municipal securities include bonds, notes, commercial paper and other instruments (including participation interests in such


[30] PROSPECTUS TIAA-CREF Mutual Funds
securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from state or local taxes).

We pursue superior returns using yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. We usually sell investments that we believe are overvalued. We generally seek to maintain an average duration in the fund equal to that of its benchmark, the Lehman Brothers 10 Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works. Municipal securities include private activity bonds, municipal leases, certificates of participation, municipal obligation components and municipal custody receipts.

The fund can invest up to 20 percent of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to fund private, for-profit organizations. The interest on these securities (including the fund's distribution of that interest) may be a preference item for purposes of the federal alternative minimum tax (AMT). The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

The fund can also invest in municipal bonds secured by mortgages on single family homes and multi-family projects. The fund's investment in these securities are subject to extension and prepayment risk. Extension risk is the risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security, typically reducing the security's value. Prepayment risk is the possibility that a decline in interest rates may cause the holders of the underlying mortgages to pay off their mortgage loans sooner than expected, causing the fund to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return.

All of the fund's assets are dollar-denominated securities. The fund may invest up to 20 percent of assets in unrated instruments and in lower-rated, higher-yielding securities, such as "junk" bonds.

SPECIAL INVESTMENT RISKS: The fund is subject to general interest rate risk and credit risk for debt and other fixed income securities as described on page 19. The fund also is subject to current income volatility and the related risk that falling interest rates will cause the fund's income to fall as it invests assets at progressively lower rates. As with most income funds, the fund is subject to "call" risk arising from the possibility that during periods of declining interest rates, an issuer of a municipal obligation may call (i.e., retire) a high yielding obligation before its maturity date.


                                          TIAA-CREF Mutual Funds PROSPECTUS [31]

This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income bearing securities.

Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate funds to enable it to make lease payments.

This may not be an appropriate investment in connection with tax-favored arrangements like IRAs, or if you are in a low tax-bracket.


ADDITIONAL INVESTMENT STRATEGIES FOR THE BOND FUNDS
The bond funds can invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (CMOs). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs.

The bond funds may use a trading technique called "mortgage rolls", in which we "roll over" an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The bond funds may also engage in duration-neutral relative value trading, a technique in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These techniques are designed to enhance a fund's returns, but they do increase the fund's portfolio turnover rate. However, we don't expect these techniques to significantly raise a fund's capital gains. There are no commissions on purchases and sales of fixed income securities, so increased trading will not raise the fund's expenses.

The bond funds can invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics, and interest-only mortgage-backed securities are particularly sensitive to prepayment risk, which may also include actual loss of invested funds.

Each bond fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage


[32] PROSPECTUS TIAA-CREF Mutual Funds
currency risk, the fixed income funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The bond funds can also invest in recently developed financial instruments, such as swaps and options on swaps ("swaptions"), so long as these are consistent with a fund's investment objective and restrictions.

THE MONEY MARKET FUND

The MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

The fund will invest primarily in:

      (1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or dollar-denominated foreign companies;

      (2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

      (3) Securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

      (4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

      (5) Repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

      (6)   Participation interests in loans banks have made to the issuers of
            (1) and (4) above (these may be considered illiquid);

      (7)   Asset-backed securities issued by domestic corporations or trusts;

      (8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

      (9) Obligations of international organizations (and related government agencies) desig-


                                          TIAA-CREF Mutual Funds PROSPECTUS [33]
            nated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities,"-- that is, rated within the highest category by at least two nationally recognized statistical rating organizations (NRSROs), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.

SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is current income risk -- that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to the general risks described above on page 19.

TIAA-CREF MUTUAL FUNDS' MANAGEMENT
Teachers Advisors manages the assets of the TIAA-CREF Mutual Funds, under the supervision of the Funds' Board of Trustees (the Board). Teachers Advisors is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). It is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. Teachers Advisors also manages the investments of TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the investment portfolio of New York State's College Choice Tuition Savings Plan. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC, the personnel of Teachers Advisors also manage the investment accounts of the College Retirement Equities Fund. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017.

Teachers Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Teachers Advisors is also responsible for providing, or obtaining at its own expense, the services needed for the day-to-day operation of each fund. These include distribution, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing, and ordinary legal services. Teachers Advisors also acts as liaison among the various service providers to the funds, including custodians, portfolio accounting agents, portfolio managers, and transfer agents.

Under the terms of an Investment Management Agreement between TIAA-CREF Mutual Funds and Teachers Advisors, Teachers Advisors is entitled to an annual fee of
0.49 percent, 0.45 percent, 0.43 percent, 0.26 percent, 0.27 percent, 0.30 percent, 0.30 percent, 0.34 percent, 0.30 percent and 0.29 percent of the average daily net assets of the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Equity Index Fund, the Social Choice Equity Fund, the Bond PLUS Fund, the Short-Term Bond Fund, the High-Yield Bond Fund, the


[34] PROSPECTUS TIAA-CREF Mutual Funds

Tax-Exempt Bond Fund and the Money Market Fund, respectively. It receives no fee for managing the Managed Allocation Fund.

CALCULATING SHARE PRICE

We determine the net asset value (NAV) per share, or share price, of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of a fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. We compute a fund's NAV by dividing the value of the fund's assets, less its liabilities, by the number of outstanding shares of that fund.

For all funds except the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the TIAA-CREF Mutual Funds' Board of Trustees. Money market instruments (other than those in the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instrucments along one axis and various maturities along the other. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a fund's net asset value is calculated.

To calculate the Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

The NAV per share of the Managed Allocation Fund will be based on the NAV per share of each of the underlying funds in which it invests. Therefore, although we will determine the net asset value per share of the Managed Allocation Fund as described above, we cannot price the Managed Allocation Fund's shares until we determine the NAV per share of the underlying funds.


                                          TIAA-CREF Mutual Funds PROSPECTUS [35]

DIVIDENDS AND DISTRIBUTIONS

Each fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the fund and capital gains realized from the sale of securities. The following table shows how often we pay dividends on each fund:


FUND                                                              DIVIDEND PAID
--------------------------------------------------------------------------------
The International Equity Fund                                          Annually
The Growth Equity Fund                                                 Annually
The Growth & Income Fund                                              Quarterly
The Managed Allocation Fund                                           Quarterly
The Equity Index Fund                                                  Annually
The Social Choice Equity Fund                                          Annually
The Bond PLUS Fund                                                      Monthly
The High-Yield Bond Fund                                                Monthly
The Short-Term Bond Fund                                                Monthly
The Tax-Exempt Bond Fund                                                Monthly
The Money Market Fund                                                   Monthly

--------------------------------------------------------------------------------
Although we pay dividends monthly from the Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from all funds that have them once a year.

You can elect from among the following distribution options:

      1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the fund. Unless you elect otherwise, this will be your distribution option.

      2. REINVESTMENT OPTION, DIFFERENT FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of another fund in which you already hold shares.

      3. INCOME-EARNED OPTION. We'll automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

      4. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long term capital gain distribution.

      5. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.


[36] PROSPECTUS TIAA-CREF Mutual Funds

We make distributions for each fund on a per share basis to the shareholders of record on the fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. Cash distribution checks will be mailed within seven days.

TAXES

As with any investment, you should consider how your investment in any fund will be taxed. However, the information about taxes in this prospectus is general. It won't apply to you if you are investing through a tax-deferred account such as an IRA. Consult your tax advisor if you need more information.

TAXES ON DISTRIBUTIONS. Unless you are tax-exempt or hold fund shares in a tax-deferred account, you must pay federal income tax, and possibly also state or local taxes, on distributions. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each fund. Long-term capital gain distributions are taxed at a maximum rate of 20 percent to all individual investors. Individuals in the 15 percent tax bracket pay 10 percent tax on their long-term capital gains. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the fund held the securities the sale of which led to the gain.

SPECIAL CONSIDERATIONS FOR TAX-EXEMPT BOND FUND SHAREHOLDERS. The Tax-Exempt Bond Fund expects to distribute "exempt-interest dividends." These dividends will be exempt income for regular federal income tax purposes. However, any distributions derived from the fund's net long-term capital gains will ordinarily be taxable to shareholders as long-term capital gains. Any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.

If you borrow money to purchase or hold Tax-Exempt Bond Fund shares, the interest on the money you borrow usually will not be deductible for federal income tax purposes.

Some of the exempt-interest dividends that the Tax-Exempt Bond Fund pays come from its investments in private activity bonds. These dividends may be an item of tax preference in determining your federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other elements of adjusted gross income in determining whether or not any Social Security or railroad retirement payments you may receive are subject to federal income taxes.

If you hold shares in the Tax-Exempt Bond Fund for six months or less, and you sell or exchange them for a loss, you can't claim the full amount of the loss for federal income tax purposes if you


                                          TIAA-CREF Mutual Funds PROSPECTUS [37]
have received an exempt interest dividend from the fund. The dividend amount must be deducted from the loss you claim.

TAXES ON SALES OR REDEMPTIONS. When you sell shares in a fund (including exchanges to other funds) you will usually have a capital gain or loss equal to the difference between your adjusted cost basis in the shares and the cash (or fair market value of other property) you receive from the sale.

Whenever you sell shares of a fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

BACKUP WITHHOLDING. If you provide us with the wrong taxpayer identification number, or fail to certify that the number is correct, we are required to withhold 30.5 percent of the taxable distributions and redemption proceeds from your account. We also may be required to begin backup withholding, if the IRS instructs us to do so.

"BUYING A DIVIDEND." If you buy shares just before a fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a fund for $10.00 per share the day before the fund paid a $0.25 per share dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 per share dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments and these taxes generally will reduce such fund's distributions. If a fund qualifies to pass through a credit or deduction for such taxes paid, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment in some types of instruments.

SPECIAL CONSIDERATIONS FOR CORPORATE/INSTITUTIONAL ACCOUNTS. If you are a corporate investor, some of the dividends from net investment income paid by the Managed Allocation Fund, Growth & Income Fund, Equity Index Fund and Social Choice Equity Fund usually will qualify for the corporate dividends-received deduction. How much of those dividends qualifies depends on how much qualifying dividend income each fund receives from U.S. sources. Corporate investors seeking to claim this deduction may have to satisfy certain holding period and debt financing restrictions. We expect that little or none of the distributions paid by the other TIAA-CREF Mutual Funds portfolios will qualify for the corporate dividends-received deduction.


[38] PROSPECTUS TIAA-CREF Mutual Funds

YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES

TYPES OF ACCOUNTS

o Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see page 46 for more details).

o Trust accounts (other than foreign trust accounts).

o Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

o Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

o Coverdell Education Savings Accounts ("Coverdell" accounts, formerly Education
  IRAs). This account lets you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

o Corporate/institutional accounts.

We will only accept accounts with a U.S. address of record. We will not accept accounts with a foreign address of record.

For more information about opening an IRA or corporate/institutional account, please call us at 800 223-1200.

HOW TO OPEN AN ACCOUNT AND MAKE SUBSEQUENT INVESTMENTS

To open an account, send us a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call one of our consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org.

The minimum initial investment is $1,500 per fund for all accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA, Coverdell, UGMA or UTMA accounts is $500 per fund. Beginning November 1, 2002, the minimum initial investment will be $2,500 per fund for all accounts, including custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts will be $2,000 per fund. You can also establish an Automatic Investment Plan
(AIP) where the minimum initial and subsequent investment per fund is $50, with each contribution to be invested no less frequently than monthly. We reserve the right to deduct a $25 annual fee for all AIP accounts that cease contributions before reaching the account minimums by account type as stated above. Before imposing any such fee we will provide you with 60 days advance written notice.

Subsequent investments per fund for all account types is at least $50. All purchases must be in U.S. dollars and checks must be drawn on U.S. banks. We will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cash or starter checks.

We consider all requests for purchases, checks, and other forms of payments to be received when they are received in "good order". (See page 45.) We won't accept third party checks to establish a


                                          TIAA-CREF Mutual Funds PROSPECTUS [39]
new account (we consider any check not made payable directly to TIAA-CREF Mutual Funds as a third party check). In addition, once established, we won't accept any subsequent third party checks over $10,000.

TO OPEN AN ACCOUNT ON-LINE: Please visit our Web Center at and click on Mutual Funds. You can establish an individual, joint, custodian (UGMA or UTMA), Traditional IRA and Roth IRA account. For assistance in completing these transactions, please call 1 800 223-1200. Once completed, your transaction cannot be modified or canceled.

TO OPEN AN ACCOUNT BY MAIL: Send your check, made payable to TIAA-CREF Mutual Funds, and/or application to:

First Class Mail: The TIAA-CREF Mutual Funds
                  c/o State Street Bank
                  P.O. Box 8009
                  Boston, MA 02266-8009

Overnight Mail:   The TIAA-CREF Mutual Funds
                  c/o State Street Bank
                  66 Brooks Drive
                  Braintree, MA 02184-3839

TO OPEN AN ACCOUNT BY WIRE: Send us your application by mail, then call us to confirm that your account has been established. Instruct your bank to wire money to:

                  State Street Bank
                  ABA Number 011000028
                  DDA Number 99052771

Specify on the wire:

o The TIAA-CREF Mutual Funds

o Account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number

o Indicate if this is for a new or existing account (provide fund account number if existing)

o The fund or funds in which you want to invest, and amount per fund to be invested

You can purchase additional shares in any of the following ways:

BY MAIL: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you don't have an investment coupon, use a separate piece of paper to give us your name, address, fund account number, and the fund or funds you want to invest in and the amount to be invested in each fund.

BY AUTOMATIC INVESTMENT PLAN: You can make subsequent investments automatically by electing this service on your initial application or later upon request.


[40] PROSPECTUS TIAA-CREF Mutual Funds

By electing this option you authorize us to take regular, automatic withdrawals from your bank. To begin this service, send us a voided check or savings account investment slip. It will take us about 10 days from the time we receive it to set up your automatic investment plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next following business day if those days are not business days). Investments must be for at least $50 per fund.

You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after we receive your request.

BY TELEPHONE: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional TIAA-CREF Mutual Funds shares over the telephone. There is a $100,000 limit on these purchases. Telephone requests can't be modified or canceled.

All shareholders automatically have the right to buy shares by telephone. If you don't want the telephone purchase option, you can indicate this on the application or call us at 800 223-1200 any time after opening your account.

OVER THE INTERNET: With TIAA-CREF's Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF's Web Center can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org.

Before you can use TIAA-CREF's Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF's Web Center will lead you through the transaction process, and we will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF's Web Center are recorded electronically. Once made, your transactions cannot be modified or cancelled.

BY WIRE: To buy additional shares by wire, follow the instructions above for opening an account by wire. (You do not have to send us an application again.)

POINTS TO REMEMBER FOR ALL PURCHASES:

o Your investment must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

o We reserve the right to reject any application or investment. There may be circumstances when we will not accept new investments in one or more of the funds.

o If you have a securities dealer (including a mutual fund "supermarket"), bank, or other financial institution handle your transactions, they may charge you a fee. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transaction.


                                          TIAA-CREF Mutual Funds PROSPECTUS [41]

o If your purchase check does not clear or payment on it is stopped, or if we do not receive good funds through electronic funds transfer, we will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the funds or Teachers Advisors. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the funds. There is a $15 fee for all returned items, including checks and electronic funds transfers.

HOW TO REDEEM SHARES

You can redeem (sell) your shares at any time. Redemptions must be for at least $250 or the balance of your investment in a fund, if less.

Usually, we send your redemption proceeds to you on the second business day after we receive your request, but not later than seven days afterwards, assuming the request is in good order (see page 45). If you request a redemption of shares shortly after you have purchased those shares by check or automatic investment plan, we will process your redemption but will hold your redemption proceeds for up to 10 calendar days to allow the check or automatic investment to clear.

We send redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, we will require a letter of instruction with a signature guarantee for each accountholder (see page 46 ). We can send your redemption proceeds in several different ways: by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read "Points to Remember When Redeeming," below.

We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

You can redeem shares in any of the following ways:

BY MAIL: Send your written request to either of the addresses listed in the "How to Open an Account and Make Subsequent Investments" section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, signature guarantees (if required), and any other required supporting legal documentation. Once mailed to us, your redemption request is irrevocable and cannot be modified or canceled.

BY TELEPHONE: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

All shareholders have the telephone redemption option automatically. If you do not want to be able to redeem by telephone, indicate this on your application or call us any time after opening your account.


[42] PROSPECTUS TIAA-CREF Mutual Funds

Telephone redemptions are not available for IRA accounts.

BY CHECK: If you've elected the Money Market Fund's check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request. Checks are issued 10 days after the check writing privilege has been added to the account.

For joint accounts, we require only the signature of any one owner on a check. You can write up to 24 checks per year, as long as each check is for at least $250. Checks written for less than $250 will not be honored. We reserve the right to charge a $10 fee if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

You can't write a check to close your TIAA-CREF Money Market Fund account because the value of the fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after you have sent us a check or automatic investment plan payment to purchase Money Market Fund shares if your Money Market Fund Account does not otherwise have a sufficient balance to support the redemption check.

BY SYSTEMATIC REDEMPTION PLAN: You can elect this feature only from funds with balances of at least $5,000. We'll automatically redeem enough shares in a particular fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) to provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which fund you want to redeem shares.

If you want to set up a systematic redemption plan, contact us and we'll send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A signature guarantee is required for this address change.

We can terminate the systematic redemption plan option at any time, although we will notify you if we do. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling us. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN REDEEMING:

o We can't accept redemption requests specifying a certain price or date; these requests will be returned.

o If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send us your request in writing with a signature guarantee of all owners exactly as registered on the account.


                                          TIAA-CREF Mutual Funds PROSPECTUS [43]

o For redemptions of more than $250,000, we reserve the right to give you marketable securities instead of cash.

HOW TO EXCHANGE SHARES

You can exchange shares in a fund for shares of any other fund at any time. An exchange is a sale of shares from one fund and a purchase of shares in another fund.

The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a fund in which you already own shares must be at least $50. An exchange to a new fund must meet the account minimums as stated by account type above (i.e., $1,500 per fund for all accounts, except for Traditional IRA, Roth IRA, Coverdell, UGMA or UTMA accounts, where the minimum initial investment is $500 per fund, and beginning November 1, 2002, the minimum initial investment will be $2,500 per fund for all accounts, including custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts will be $2,000 per fund.)

Exchanges between accounts can be made only if the accounts are registered identically in the same name(s), address and Social Security or Tax Identification Number.

You can make exchanges in any of the following ways:

BY MAIL: Send a letter of instruction to either of the addresses in the "How to Open an Account and Make Subsequent Investments" section. The letter must include your name, address, and the funds and/or accounts you want to exchange between.

BY TELEPHONE: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

OVER THE INTERNET: You can exchange shares using TIAA-CREF's Web Center, which can be accessed through TIAA-CREF's homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

BY SYSTEMATIC EXCHANGE: You can elect this feature only if the balance of the fund from which you are transferring shares is at least $5,000. We automatically redeem shares from a specified fund and purchase shares in another fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the funds involved in the exchange. An exchange to a fund in which you already own shares must be for at least $50, and an exchange to a new fund must meet the account minimums as stated by account type above (i.e., $1,500 per fund for all accounts, except for Traditional IRA, Roth IRA, Coverdell, UGMA or UTMA accounts, where the minimum initial investment is $500 per fund, and beginning November 1, 2002, the minimum initial investment will be $2,500 per fund for all accounts, including custodial (UGMA/UTMA) accounts, with the following exceptions. The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts will be $2,000 per fund.)


[44] PROSPECTUS TIAA-CREF Mutual Funds

If you want to set up a systematic exchange, you can contact us and we will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling us. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

POINTS TO REMEMBER WHEN EXCHANGING:

o Make sure you understand the investment objective of the fund you exchange shares into. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

o To maintain low expense ratios and avoid disrupting the management of each fund's portfolio, we reserve the right to suspend the exchange privilege if you have made more than 12 exchanges within a 12-month period for any fund except the International Equity Fund and the High-Yield Bond Fund. For those funds we reserve the right to suspend the exchange privilege if you make more than 6 exchanges in a 12-month period. We count each purchase or sale order as one exchange. For example, an exchange out of one fund and purchase of another fund would count as one exchange for each fund. We also reserve the right to reject any exchange request and to modify or terminate the exchange option at any time.

o An exchange is considered a sale of securities, and therefore is taxable.

OTHER INVESTOR INFORMATION:

GOOD ORDER: Your initial application and later requests for transactions will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. Good order means that your application is properly completed or your transaction request includes your fund account number, the amount of the transaction (in dollars or shares), signatures of all owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE: If you buy shares from us directly, including through the Internet, the share price we use will be the NAV per share next calculated after the fund's transfer agent, Boston Financial Data Services (BFDS) receives your application or request in good order. If you buy shares through an intermediary, such as a securities dealer (including a mutual fund "supermarket"), bank or investment adviser, the share price we use will be the NAV per share next calculated after the intermediary accepts the order. If this occurs before the New York Stock Exchange closes (usually 4:00 p.m., Eastern Time) your price will be the NAV per share for that day. If it's after the New York Stock Exchange closes, your price will be the NAV per share for the next business day. An intermediary could require you to place an order before 4:00 p.m. to get the NAV per share for that day. If you are opening an account on-line and are transferring assets from another institution, your transaction will be processed at the NAV per share next calculated after BFDS receives your check or wire in good order.


                                          TIAA-CREF Mutual Funds PROSPECTUS [45]

LOW BALANCE FEE. For all accounts below $1,500 (including those accounts in existence prior to November 1, 2001), we annually assess a low balance fee of $25.00. This fee will be assessed and charged beginning November 15, 2003, and at the end of every twelve month period thereafter. We waive the low balance fee if you have $50,000 or more invested with us. For the purpose of determining this $50,000, we include any amount that you have invested in a TIAA-CREF mutual fund or annuity contract. We will also waive the low balance fee if you have established a monthly AIP of at least $100 a month.

MINIMUM ACCOUNT SIZE: Due to the relatively high cost of maintaining smaller accounts, we reserve the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $250. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed.

TAX IDENTIFICATION NUMBER: You must give us your taxpayer identification number (which, for most individuals, is your social security number) and tell us whether or not you are subject to back-up withholding for prior under-reporting. If you don't furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to federal (and in a few cases state) tax withholding.

CHANGING YOUR ADDRESS: To change the address on your account, please call us or send us a written notification signed by all registered owners of your account.

SIGNATURE GUARANTEE: For some transaction requests (for example, when you're redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), we require a signature guarantee of each owner of record of an account. This requirement is designed to protect you and the TIAA-CREF Mutual Funds from fraud, and to comply with rules on stock transfers. You can get a signature guarantee from a bank or trust company, savings bank, savings and loan association, or a member of a national stock exchange. A notary public can't provide a signature guarantee. For more information about when a signature guarantee is required, please contact us.

TRANSFERRING SHARES: You can transfer ownership of your account to another person or organization or change the name on your account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

TRANSFER ON DEATH: If you live in certain states, you can designate one or more persons (beneficiaries) to whom your TIAA-CREF Mutual Funds shares can be transferred upon death. You can set up your account with a Transfer On Death
(TOD) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime. Currently, all states except Louisiana, New York and North Carolina allow transfer on death. Transfer on death is also currently unavailable in the District of Columbia.


[46] PROSPECTUS TIAA-CREF Mutual Funds

TELEPHONE AND TIAA-CREF WEB CENTER TRANSACTIONS: The funds aren't liable for losses from unauthorized telephone and TIAA-CREF Web Center transactions so long as we follow reasonable procedures designed to verify the identity of the person effecting the transaction. We therefore take the following precautions to ensure your instructions are genuine: we require the use of personal identification numbers, codes, and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF's Web Center are genuine. We also tape record telephone instructions and provide written confirmations. We accept all telephone instructions we reasonably believe are genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them.

If you do not want to be able to effect transactions over the telephone, call us for instructions.

ADVICE ABOUT YOUR ACCOUNT: Representatives of Teachers Personal Investors Services, Inc. (TPIS) may recommend that you buy fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They get no commissions for these recommendations.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please contact us and we will send one to you.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the funds' financial performance since they began operations on July 17, 1997. (The Equity Index Fund, Social Choice Equity Fund, Short-Term Bond Fund, High-Yield Bond Fund and Tax-Exempt Bond Fund began operations on March 1, 2000.) Certain information reflects financial results for a single share of a fund. The total returns in the table show the rates that an investor would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Mutual Funds' Annual Report, which contains additional information about the funds. It is available without charge upon request.


                                          TIAA-CREF Mutual Funds PROSPECTUS [47]

Financial Highlights

The Financial Highlights table is intended to help you understand the Funds' financial performance since they began operations on July 17, 1997. (The Equity Index Fund, Social Choice Equity Fund, Short-Term Bond Fund, High-Yield Bond Fund and Tax-Exempt Bond Fund began operations on March 1, 2000.) Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. Their report appears in TIAA-CREF Mutual Funds' Annual Report, which contains additional information about the funds. It is available without charge upon request.

                                                                                    INTERNATIONAL
                                                                                     EQUITY FUND
--------------------------------------------------------------------------------------------------------------------



                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                                             2001            2000            1999            1998
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $10.75          $16.08          $10.54           $8.92
.....................................................................................................................
Gain (loss) from investment
  operations:
Net investment income                                        0.09            0.08            0.11            0.09
Net realized and unrealized
  gain (loss) on investments                                (2.70)          (3.32)           5.77            1.63
.....................................................................................................................
Total gain (loss) from
  investment operations                                     (2.61)          (3.24)           5.88            1.72
.....................................................................................................................
Less distributions from:
Net investment income                                       (0.07)          (0.08)          (0.11)          (0.08)
In excess of net investment income                             --           (0.01)             --           (0.02)
Net realized gains                                             --           (2.00)          (0.23)             --
.....................................................................................................................
  Total distributions                                       (0.07)          (2.09)          (0.34)          (0.10)
.....................................................................................................................
Net asset value, end of period                              $8.07          $10.75          $16.08          $10.54
.....................................................................................................................
TOTAL RETURN                                              (24.29)%       (19.99)%          55.83%          19.27%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)               $259,492        $270,431        $255,819        $118,555
Ratio of expenses to average net assets
  before expense waiver                                     0.99%           0.99%           0.99%           0.99%
Ratio of expenses to average net assets
  after expense waiver                                      0.49%           0.49%           0.49%           0.49%
Ratio of net investment income to
  average net assets                                        1.10%           0.49%           1.03%           1.23%
Portfolio turnover rate                                   113.03%         138.33%          74.16%          27.20%
.....................................................................................................................

(a) The percentages shown for this period are not annualized


[48] PROSPECTUS TIAA-CREF Mutual Funds

                                                               GROWTH
                                                            EQUITY FUND
---------------------------------------------------------------------------------------------------------
  JULY 17, 1997                                                                           JULY 17, 1997
     (COMMENCE-                                                                              (COMMENCE-
        MENT OF                                                                                 MENT OF
    OPERATIONS)              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     OPERATIONS)
    TO DEC. 31,                DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,     TO DEC. 31,
        1997(a)                    2001            2000            1999            1998         1997(a)
---------------------------------------------------------------------------------------------------------

        $10.00                   $12.87          $17.19          $13.65          $10.12         $10.00
..........................................................................................................


          0.07                     0.02              --            0.02            0.03           0.06

         (1.07)                   (2.98)          (3.47)           4.47            3.61           0.28
..........................................................................................................

         (1.00)                   (2.96)          (3.47)           4.49            3.64           0.34
..........................................................................................................

         (0.07)                      --              --           (0.02)          (0.03)         (0.06)
         (0.01)                      --              --              --              --             --
            --                    (0.06)          (0.85)          (0.93)          (0.08)         (0.16)
..........................................................................................................
         (0.08)                   (0.06)          (0.85)          (0.95)          (0.11)         (0.22)
..........................................................................................................
         $8.92                    $9.85          $12.87          $17.19          $13.65         $10.12
..........................................................................................................
      (10.09)%                 (23.02)%        (20.29)%          33.00%          35.97%          3.44%

       $47,758                 $653,169        $785,761        $696,272        $296,362        $64,487

         0.46%                    0.95%           0.95%           0.95%           0.95%          0.44%

         0.23%                    0.45%           0.45%           0.45%           0.45%          0.21%

         0.56%                    0.15%           0.00%           0.16%           0.37%          0.68%
         4.56%                   38.39%          42.07%          69.56%          49.91%         29.44%
..........................................................................................................


                                          TIAA-CREF Mutual Funds PROSPECTUS [49]

                                                                                        GROWTH &
                                                                                      INCOME FUND
--------------------------------------------------------------------------------------------------------------------



                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                                             2001            2000            1999            1998
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $14.05          $15.93          $13.33          $10.32
.....................................................................................................................
Gain (loss) from investment
  operations:
Net investment income                                        0.10            0.11            0.11            0.10
Net realized and unrealized gain
  (loss) on investments                                     (1.98)          (1.27)           3.13            3.04
.....................................................................................................................
Total gain (loss) from
  investment operations                                     (1.88)          (1.16)           3.24            3.14
Less distributions from:
Net investment income                                       (0.10)          (0.11)          (0.11)          (0.10)
In excess of net investment income                             --              --              --              --
Net realized gains                                             --           (0.61)          (0.53)          (0.03)
.....................................................................................................................
  Total distributions                                       (0.10)          (0.72)          (0.64)          (0.13)
.....................................................................................................................
Net asset value, end of period                             $12.07          $14.05          $15.93          $13.33
.....................................................................................................................
TOTAL RETURN                                             (13.37)%         (7.33)%          24.46%          30.51%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)               $637,632        $665,956        $541,718        $232,625
Ratio of expenses to average net assets
  before expense waiver                                     0.93%           0.93%           0.93%           0.93%
Ratio of expenses to average net assets
  after expense waiver                                      0.43%           0.43%           0.43%           0.43%
Ratio of net investment income to average
  net assets                                                0.84%           0.72%           0.82%           0.97%
 Portfolio turnover rate                                   70.41%          21.41%          39.35%          71.49%
.....................................................................................................................

(a) The percentages shown for this period are not annualized.


[50] PROSPECTUS TIAA-CREF Mutual Funds

                                                              MANAGED
                                                         ALLOCATION FUND
---------------------------------------------------------------------------------------------------------
  JULY 17, 1997                                                                           JULY 17, 1997
     (COMMENCE-                                                                              (COMMENCE-
        MENT OF                                                                                 MENT OF
    OPERATIONS)              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     OPERATIONS)
    TO DEC. 31,                DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,     TO DEC. 31,
        1997(a)                    2001            2000            1999            1998         1997(a)
---------------------------------------------------------------------------------------------------------

        $10.00                   $12.20          $13.59          $11.79          $10.01         $10.00
..........................................................................................................


          0.07                     0.37            0.37            0.38            0.34           0.23

          0.32                    (1.41)          (1.03)           1.85            1.76           0.01
..........................................................................................................

          0.39                    (1.04)          (0.66)           2.23            2.10           0.24

         (0.07)                   (0.28)          (0.37)          (0.38)          (0.32)         (0.23)
            --                       --              --              --              --             --
            --                    (0.38)          (0.36)          (0.05)             --             --
..........................................................................................................
         (0.07)                   (0.66)          (0.73)          (0.43)          (0.32)         (0.23)
..........................................................................................................
        $10.32                   $10.50          $12.20          $13.59          $11.79         $10.01
..........................................................................................................
         3.96%                  (8.52)%         (4.99)%          19.20%          21.24%          2.44%

       $61,822                 $319,244        $330,814        $244,372        $162,867        $59,087

         0.43%                    0.00%           0.00%           0.00%           0.00%          0.00%

         0.20%                    0.00%           0.00%           0.00%           0.00%          0.00%

         0.76%                    3.34%           2.87%           2.70%           2.80%          2.46%
         1.46%                    2.97%           0.71%           3.90%           4.78%          0.00%
..........................................................................................................

                                          TIAA-CREF Mutual Funds PROSPECTUS [51]

                                                                                   BOND
                                                                                 PLUS FUND
--------------------------------------------------------------------------------------------------------------------



                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,
                                                             2001            2000            1999            1998
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $10.09           $9.63          $10.30          $10.09
.....................................................................................................................
Gain (loss) from investment
  operations:
Net investment income                                        0.59            0.62            0.56            0.56
Net realized and unrealized gain
  (loss) on investments                                      0.22            0.46           (0.66)           0.32
.....................................................................................................................
Total gain (loss) from investment
  operations                                                 0.81            1.08           (0.10)           0.88
.....................................................................................................................
Less distributions from:
Net investment income                                       (0.59)          (0.62)          (0.56)          (0.56)
In excess of net investment income                             --              --           (0.01)             --
Net realized gains                                          (0.13)             --              --           (0.11)
.....................................................................................................................
  Total distributions                                       (0.72)          (0.62)          (0.57)          (0.67)
.....................................................................................................................
Net asset value, end of period                             $10.18          $10.09           $9.63          $10.30
.....................................................................................................................
TOTAL RETURN                                                8.14%          11.68%         (1.01)%           8.94%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)               $284,865        $232,617        $204,346        $155,034
Ratio of expenses to average net assets
  before expense waiver                                     0.80%           0.80%           0.80%           0.80%
Ratio of expenses to average net assets
  after expense waiver                                      0.30%           0.30%           0.30%           0.30%
Ratio of net investment income to average
  net assets                                                5.72%           6.41%           5.75%           5.66%
Portfolio turnover rate                                   233.89%         313.29%(b)      652.82%         531.92%
.....................................................................................................................

(a)   The percentages shown for this period are not annualized.

(b) During 2000, the Bond PLUS Fund began structuring dollar roll transactions as financing transactions. Had these transactions been treated for the entire year as purchases and sales, rather than as financing transactions, the portfolio turnover rate for the year ended December 31, 2000 would have been 472.03%.

[52] PROSPECTUS TIAA-CREF Mutual Funds

                                               MONEY
                                            MARKET FUND
---------------------------------------------------------------------------------------------------------
  JULY 17, 1997                                                                           JULY 17, 1997
     (COMMENCE-                                                                              (COMMENCE-
        MENT OF                                                                                 MENT OF
    OPERATIONS)              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     OPERATIONS)
    TO DEC. 31,                DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,     TO DEC. 31,
        1997(a)                    2001            2000            1999            1998         1997(a)
---------------------------------------------------------------------------------------------------------

        $10.00                    $1.00           $1.00           $1.00           $1.00          $1.00
..........................................................................................................


          0.27                     0.04            0.06            0.05            0.05           0.02

          0.20                       --              --              --              --             --
..........................................................................................................

          0.47                     0.04            0.06            0.05            0.05           0.02
..........................................................................................................

         (0.27)                   (0.04)          (0.06)          (0.05)          (0.05)         (0.02)
            --                       --              --              --              --             --
         (0.11)                      --              --              --              --             --
..........................................................................................................
         (0.38)                   (0.04)          (0.06)          (0.05)          (0.05)         (0.02)
..........................................................................................................
        $10.09                    $1.00           $1.00           $1.00           $1.00          $1.00
..........................................................................................................
         4.79%                    4.08%           6.33%           5.05%           5.45%          2.51%

       $58,403                 $760,268        $612,046        $394,965        $225,187        $63,605

         0.37%                    0.79%           0.79%           0.79%           0.79%          0.36%

         0.14%                    0.29%           0.29%           0.29%           0.29%          0.13%

         2.72%                    3.94%           6.18%           4.97%           5.28%          2.49%
       143.61%                     n/a             n/a             n/a             n/a            n/a
..........................................................................................................


                                          TIAA-CREF Mutual Funds PROSPECTUS [53]

                                                             TAX-EXEMPT                     HIGH-YIELD
                                                              BOND FUND                      BOND FUND
----------------------------------------------------------------------------------------------------------------------
                                                                     MARCH 1, 2000                  MARCH 1, 2000
                                                                        (COMMENCE-                     (COMMENCE-
                                                                           MENT OF                        MENT OF
                                                       YEAR ENDED      OPERATIONS)     YEAR ENDED     OPERATIONS)
                                                         DEC. 31,      TO DEC. 31,       DEC. 31,     TO DEC. 31,
                                                             2001          2000(a)           2001         2000(a)
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
Net asset value, beginning of period                       $10.46          $10.00           $9.41          $10.00
.......................................................................................................................
Gain (loss) from investment
  operations:
Net investment income                                        0.47            0.42            0.93            0.78
Net realized and unrealized gain
  (loss) on investments                                      0.04            0.50           (0.47)          (0.59)
.......................................................................................................................
  Total gain (loss) from investment operations               0.51            0.92            0.46            0.19
.......................................................................................................................
Less distributions from:
Net investment income                                       (0.47)          (0.42)          (0.93)          (0.78)
In excess of net investment income                             --              --              --              --
Net realized gains                                          (0.12)          (0.04)             --              --
.......................................................................................................................
  Total distributions                                       (0.59)          (0.46)          (0.93)          (0.78)
.......................................................................................................................
Net asset value, end of period                             $10.38          $10.46           $8.94           $9.41
.......................................................................................................................
TOTAL RETURN                                                5.00%           9.38%           4.89%           1.91%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                $73,674         $38,928         $92,217         $63,897
Ratio of expenses to average net assets
  before expense waiver                                     0.80%           0.67%           0.84%           0.70%
Ratio of expenses to average net assets
  after expense waiver                                      0.30%           0.25%           0.34%           0.29%
Ratio of net investment income to
  average net assets                                        4.48%           4.27%           9.97%           8.05%
Portfolio turnover rate                                   298.08%         136.41%          75.44%          36.99%
.......................................................................................................................

(a)   The percentages shown for this period are not annualized.


[54] TIAA-CREF Mutual Funds PROSPECTUS

           SHORT-TERM                   SOCIAL CHOICE                  EQUITY INDEX
            BOND FUND                    EQUITY FUND                        FUND
-----------------------------------------------------------------------------------------------
                  MARCH 1, 2000                  MARCH 1, 2000                   MARCH 1, 2000
                     (COMMENCE-                     (COMMENCE-                      (COMMENCE-
                        MENT OF                        MENT OF                         MENT OF
    YEAR ENDED      OPERATIONS)     YEAR ENDED     OPERATIONS)      YEAR ENDED     OPERATIONS)
      DEC. 31,      TO DEC. 31,       DEC. 31,     TO DEC. 31,        DEC. 31,     TO DEC. 31,
          2001          2000(a)           2001         2000(a)            2001         2000(a)
-----------------------------------------------------------------------------------------------

        $10.23          $10.00           $9.57          $10.00           $9.19         $10.00
................................................................................................


          0.57            0.54            0.07            0.08            0.07           0.08

          0.34            0.29           (1.29)          (0.39)          (1.14)         (0.81)
................................................................................................
          0.91            0.83           (1.22)          (0.31)          (1.07)         (0.73)
................................................................................................

         (0.57)          (0.54)          (0.06)          (0.08)          (0.06)         (0.08)
            --           (0.01)             --              --              --             --
         (0.09)          (0.05)          (0.01)          (0.04)          (0.01)            --
................................................................................................
         (0.66)          (0.60)          (0.07)          (0.12)          (0.07)         (0.08)
................................................................................................
        $10.48          $10.23           $8.28           $9.57           $8.05          $9.19
................................................................................................
         9.10%           8.51%        (12.75)%         (3.14)%        (11.62)%        (7.32)%

       $61,314         $29,839         $65,793         $38,812         $97,686        $67,367

         0.80%           0.67%           0.77%           0.65%           0.76%          0.64%

         0.30%           0.25%           0.27%           0.23%           0.26%          0.22%

         5.36%           5.45%           1.09%           0.88%           1.12%          0.87%
       132.21%         387.42%           5.96%           2.34%           6.06%          5.70%
................................................................................................


                                          TIAA-CREF Mutual Funds PROSPECTUS [55]

FOR MORE INFORMATION ABOUT TIAA-CREF MUTUAL FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year ended December 31, 2001 contains a discussion of the market conditions and investment strategies that significantly affected each fund's existing performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports, or contact us for any other purpose, in any of the following ways:

By telephone:
   Call 800 223-1200

In writing:
   TIAA-CREF Mutual Funds
   c/o State Street Bank
   P.O. Box 8009
   Boston, MA 02266-8009

Over the Internet:
   www.tiaa-cref.org


Information about TIAA-CREF Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (202 942-8090) in Washington, D.C. The information is also available through the SEC's internet website at www.sec.gov or by e-mail to publicinfo@sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800-223-1200 or write us.



                                                                  811-08055
                                                                  TCMFPROS-10/02